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                   CYTOGEN CORPORATION 1995 STOCK OPTION PLAN

                                Amendment No. 1
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          Pursuant to the power reserved to it in Section 14 of the Cytogen
Corporation 1995 Stock Option Plan (the "Plan"), the Board of Directors of Cytogen Corporation hereby amends the Plan as follows:

                                 1.  Section 1(a) is hereby amended and restated
in its entirety to read as follows:

          "    (a)  The purposes of this Plan are to further the interests of
          Cytogen Corporation (the "Company") and its Subsidiaries by retaining the services of persons now serving as officers and other employees and consultants of the Company and its Subsidiaries, attracting and retaining the services of persons capable of serving as officers, employees and consultants of the Company and its Subsidiaries and providing incentives for such employees and consultants to exert maximum efforts to promote the success of the Company and its Subsidiaries."

          2. The definition of "Employee" in Section 2 is hereby amended and restated in its entirety to read as follows:

          "'Employee' means any person employed by the Company or any of its
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          Subsidiaries (including, without limitation, a person employed by the
          Company or any of its Subsidiaries who is also an officer or director of the Company or any of its Subsidiaries)."

          3. The definition of "Plan" in Section 2 is hereby amended and restated in its entirety to read as follows:

          "'Plan' means the Cytogen Corporation 1995 Stock Option Plan, as
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          amended."

          4. The definition of "Termination of Employment" in Section 2 is hereby deleted in its entirety and replaced by the following:

          "'Termination of Service' means (a) the time when the employee-
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          employer relationship between an Employee and the Company ceases to exist for any reason, or (b) the time when an officer who is not also an Employee ceases to be an officer of the Company for any reason or
          (c) the time when an Eligible Consultant ceases to be such a consultant for any reason, including, but not limited to, a termination by resignation, discharge,
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          death, Total Disability or retirement.  Any leave of absence taken with the consent of the Company for a period of not more than 90 days shall not be a Termination of Service, or if longer, so long as the optionee's right to reemployment with the Company is guaranteed by contract. If the period of leave exceeds 90 days and if the right to reemployment is not guaranteed by contract, the Termination of Service will be deemed to occur on the 91st day of the leave."

          5. The definition of "Total Disability" in Section 2 is hereby amended and restated in its entirety to read as follows:

          "'Total Disability' means inability of an Employee or Eligible
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          Consultant to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee or Eligible Consultant will be made by the Committee."

          6. Section 2 is hereby amended to add the following definition:

          "'Eligible Consultant' means a consultant providing services to, and
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          who is not an employee of, the Company or any of its Subsidiaries."

          7. Section 2 is hereby amended to add the following definition:

          "'Subsidiary' means any corporation that, at the time in question is a
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          subsidiary corporation of the Company within the meaning of section
          424(f) of the Code."

          8. Section 3(a) is hereby amended and restated in its entirety to read as follows:

          " (a) This Plan shall be administered by a Committee, which shall be composed of not less than two Outside Directors who are also Disinterested Directors. The Committee may, from time to time, adopt or rescind rules and regulations for carrying out the provisions and purposes of this Plan. Subject to the express provisions of this Plan, the Committee shall have sole

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          authority, in its absolute discretion, to determine which officers,
          Employees and Eligible Consultants shall receive Options, the time when Options shall be granted, the terms and provisions of the Options (which may differ from one another) and to do everything necessary or appropriate to administer this Plan, including, without limitation, interpreting the provisions of this Plan and the Options. All determinations made by the Committee with respect to this Plan and the Options shall be final, binding and conclusive."

          9. Section 4(a) is hereby amended and restated in its entirety to read as follows:

          " (a) Options may be granted under this Plan only to persons who at the Date of Grant either (i) are officers, Employees or Eligible Consultants of the Company or any of its Subsidiaries or (ii) have agreed to become officers, Employees or Eligible Consultants of the Company or any of its Subsidiaries, and, in either case, are determined by the Committee to be of substantial importance to the Company or any of its Subsidiaries."

          10. Section 4(b) is hereby amended and restated in its entirety to read as follows:

          "    (b)  Options granted to persons who are not yet officers,
          Employees or Eligible Consultants at the Date of Grant may not be exercised until the optionee has become an officer, Employee or Eligible Consultant, and shall expire if the optionee fails to commence service as an officer, Employee or Eligible Consultant within six months (or such other period as the Committee may determine) after the Date of Grant."

          11. Section 4(c) is hereby amended and restated in its entirety to read as follows:

          "    (c)  Incentive Stock Options may be granted only to persons who are Employees at the Date of Grant, and only on such terms as are provided in paragraphs 6, 7 and 8 hereof."

          12. Section 4(d) is hereby amended and restated in its entirety to read as follows:

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          "  (d)  No Employee or Eligible Consultant to whom Options may be granted under this Plan may be granted Options to purchase more than 200,000 shares in any one calendar year."

          13. Section 5(a) is hereby amended and restated in its entirety to read as follows:

          "    (a)  Subject to any adjustment as provided in paragraph 9, the maximum number of shares of Common Stock as to which Options may be granted under this Plan is 4,502,635 shares reduced by the number of outstanding options granted under the Cytogen Corporation 1989 Employee Stock Option Plan (the "1989 Plan") that are exercised after the effective date of this Plan. If any Option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock which is issued on exercise of Options may be authorized but unissued shares or shares which have been issued and reacquired by the Company."

          14. Section 5(b) is hereby amended and restated in its entirety to read as follows:

          "    (b)  For administrative purposes only, the Committee shall establish an account indicating the number of shares of Common Stock as to which Options may then be granted under this Plan (the "Current Account"), and the Committee may issue Options only with respect to the shares of Common Stock available for grant as set forth in the Current Account. The Current Account shall contain the number of shares available for grant calculated as follows: (a) 4,502,635, minus
          (b) the number of shares of Common Stock subject to options granted under the 1989 Plan that are exercised after the effective date of this Plan, minus (c) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and this Plan, plus
          (d) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and/or this Plan that expire, are cancelled or surrendered without being exercised in full."

          15. Section 6(a) is hereby amended and restated in its entirety to read as follows:

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          "    (a) Subject to paragraph 4(d), the Committee will have complete discretion to determine when, and to which officers or other Employees or Eligible Consultants, Options are to be granted, the number of shares of Common Stock to which Options granted to each officer or other Employee or Eligible Consultant, will relate, whether and to what extent Options granted to an officer or other Employee or Eligible Consultant, will be Incentive Stock Options or Non-Qualified Options and, subject to the provisions of paragraphs 7 and 8, the Exercise Price and the term of each Option. The Committee may, in its discretion at the time of granting the Option, provide that the Exercise Price may be paid in cash, by the surrender of Common Stock, by an interest-bearing promissory note, or by other means; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration. If payment by promissory note is permitted: (i) the optionee shall be required to make a cash payment upon exercise of the Option of not less than 20% of the Exercise Price; (ii) the note shall provide for full recourse against the maker; and (iii) the note shall be payable in full prior to its stated maturity upon the optionee's Termination of Service for any reason other than death or Total Disability."

          16. Section 7(f) is hereby amended and restated in its entirety to read as follows:

          "    (f) Termination of Service of Holder of Option Other Than Because
          of Total Disability or Death. If there is a Termination of Service of a person to whom an Option has been granted, other than by reason of the person's death or Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the three-month period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option."

          17. Section 7(g) is hereby amended and restated in its entirety to read as follows:

          "    (g) Total Disability of Holder of Option. If there is a
          Termination of Service of a person to whom an Option has been granted by reason of his or her

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          Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or
          (iii) such earlier time as may be determined by the Committee at the time of granting the Option."

          18. Section 7(h) is hereby amended and restated in its entirety to read as follows:

          "    (h)  Death of Holder of Option.  If there is a Termination of
          Service of a person to whom an Option has been granted by reason of his or her death, or a former officer or Employee or Eligible Consultant dies following the date of his or her Termination of Service but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the Termination of Service, the end of the period in which the Option could be exercised under paragraph 7(f) or (g)."

          19. Section 14 is hereby amended and restated in its entirety to read as follows:

          "14. Amendment of the Plan.

               The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in paragraph 9, increase the maximum number of shares of Common Stock which may be issued on exercise of Options granted under this Plan; (ii) change the categories of persons eligible to receive Options; (iii) increase the per-optionee limit specified in paragraph 4(d), or (iv) take any other action requiring the approval of the stockholders of the Company in order to maintain the exemption

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          available under Rule 16b-3 (or any similar rule) of the Securities and
          Exchange Commission. No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option, adversely affect the holder's rights under that Option."

          20. This Amendment No. 1 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

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          To record the adoption of this Amendment No. 1, the Company has caused its authorized officers to affix its corporation name and seal this 22nd day of May, 1996.

CORPORATE SEAL                CYTOGEN CORPORATION



Attest:/s/ T. Jerome Madison  By: /s/ Thomas J. McKearn
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